HII Technologies, Inc

OILFIELD SERVICES

L. D. MICRO Conference

December 4, 2013

Symbol: HIIT

Disclaimer

This presentation and related commentary may contain "forward-looking statements" within the meaning of Private Securities Litigation Reform Act of 1995. Any statements as to matters that are not of historic fact are forward-looking statements. These forward-looking statements are based on HIIT's current expectations, estimates and projections about HIIT, its industry, its management's beliefs and certain assumptions made by management, and include statements regarding future operational and activity expectations, anticipated financial performance in the fourth quarter of 2013. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these "forward-looking statements" are identified by, words such as "expects," "believes," "anticipates" and similar phrases. Readers and any audience are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to:

Risks that HIIT will be unable to achieve its financial, capital expenditure and operational projections, including quarterly projections of revenue and risks that HIIT's expectations regarding future activity levels, customer demand, and pricing stability may not materialize (whether for HIIT as a whole or for geographic regions and/or business segments individually); risks that fundamentals in the U. S. oil and gas markets may not yield anticipated future growth in HIIT's businesses, worsen from the recent market declines, and/or that HIIT could experience further unexpected declines in activity and demand for its rental equipment service, risks relating to HIIT's ability to implement technological developments and enhancements; risks relating to compliance with environmental, health and safety laws and regulations, as well as actions by governmental and regulatory authorities; may not be able to reduce, and could even experience increases in, the costs of labor, fuel, equipment and supplies employed and used in HIIT's businesses; risks relating to changes in the demand for or the price of oil and natural gas; risks that HIIT may not be able to execute its capital expenditure program and/or that any such capital expenditure investments, if made, will not generate adequate returns; and other risks affecting HIIT's ability to maintain or improve operations, including its ability to maintain prices for services under market pricing pressures, weather risks, and the impact of potential increases in general and administrative expenses.

Because such statements involve risks and uncertainties, many of which are outside of HIIT's control, HIIT's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect HIIT's business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and in other Securities and Exchange Commission filings. Unless otherwise required by law, HIIT also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that HIIT files periodically with the Securities and Exchange Commission.

HII Technologies

HIIT in Houston, Texas is an oilfield services company focused on providing service and rental equipment technologies to oilfield customers for horizontal drilling and hydraulic fracing in the domestic U.S.

Unconventional resource in domestic U.S. via **Water**, **Safety**, and **Power**

Current Financial Snapshot

HII Technologies Inc. is publicly traded and quoted on the OTCBB / OTCQB under the symbol **HIIT**

Balance Sheet *In thousands of dollars*

Total Assets	$5,533
Total Liabilities	$4,716
Total Equity	$817



Management & Board own approximately 15% of shares

Current Price $.43

Average daily volume 44,000 shares/day

Market Cap

$17.8 million

Approximately

48.4 million shares outstanding

Shares Outstanding and Market Cap: as of November 14, 2013
Assets, Liabilities, and Equity numbers are as of Sept. 30, 2013

Quarterly Growth: **Assets & Liabilities**


6000
5500
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
In thousands of dollars
$2,635
$2,022
$4,182
$3,312
$4,870
$4,062
$5,183
$4,394
$5,533
$4,716
Q3 2012
Q4 2012
Q1 2013
Q2, 2013
Q3, 2013
Total Assets
Total Liabilities

CORPORATE LIQUIDITY	*In millions of dollars*
Accounts Receivable	$2.37
Total Line Of Credit	$3.00
Current Amount Outstanding	$1.44
Available Liquidity Snapshot at Nov. 30, 2013	$.85

Quarterly Growth: **Revenue Streams Exceeding Estimates**


Actual Revenues Exceeding Revenue Guidance
Revenue Guidance
Millions of dollars
0.0
1.0
2.0
3.0
4.0
0.3
1.65
1.5
2.6
2.2
3.2
2.6
3.9
3.6
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013

Q3 2013 revenues up 796% from Q3 2012

Gross Margin Improvement


20%
26%
29%
Q1, 2013*
Q2, 2013
Q3, 2013

* Net margin mix was reset in Q1, 2013 due to the launch of two new divisions:

•Power – Dec 2012
•Safety – Jan 2013

Margins improving through increased sales in all divisions including newer power and safety

Stock Price


HII TECHNOLOGIES
HIIT
Nov 20, 2013
50-day MA
100-day MA
© Yahoo!
0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Volume
1.5
1.0
0.5
0.0
Millions

Areas of Focus

We provide essential services to exploration and production companies

WATER

AES Water Solutions (AES) supports fracing for exploration and production companies through complete water management packages.

SAFETY

AES Safety Services (AES-SS) makes compliance with state government safety regulations simple by providing oilfield E&P companies with contract certified safety contractors.

POWER

South Texas Power (STP) helps E&P companies efficiently manage changing power needs in the field by supplying portable generated power and lighting on a rental basis.

Activity Concentration

57%

of the oil & natural gas drilling rigs are located in Oklahoma and Texas

We participate in the following unconventional tight oil and shale formation plays:

- Eagle Ford Shale
- Mississippi
- Woodford
- Permian
- Cline Shale
- Granite Wash
- Utica Shale and others


SAFETY
WATER
POWER
Ohio
Utica & Marcellus
Mississippi Lime
Granite Wash
Oklahoma
W. Virginia
Texas
Woodford
Cline Shale
Permian
Eagle Ford Shale

Our current operational foot print covers: Oklahoma, Texas Panhandle, West Texas, South Texas, Ohio, and West Virginia.


Customers
Apache
Limestone Exploration II, LLC
SourceEnergy
HighMount Exploration & Production LLC
Friedel Drilling Co
Chesapeake Energy
Texas International
Peak Energy Services
Buffco
Oryx Petroleum
Penn Virginia Corporation
CDC
Black Sable Energy, LLC
Antero Resources
Halcón Resources
LCS Production Company
Marathon Oil
Salisbury
Pioneer Natural Resources
Foreland Operating
Sundance energy
Sanchez Energy Corporation
Eagle Ford Oil Co.
Athlon Energy
eog resources

Customer Growth


50
45
40
35
30
25
20
15
10
5
0
JUN JUL AUG SEPT OCT NOV DEC JAN FEB MAR APR MAY JUN JUL AUG SEPT
2012
2013

HIIT

AES Water Solutions

&

AQUATEX

Oilfield Water Management Solutions

AES Water Solutions

Full Service Water Management


Our pipe / poly / flat hose
Water Transfer
Frac Site
Flow-back Services
Tanks
Tanks
Tanks
Our pumps
Our manifolds, sand traps, & gas separators
Water
Hydraulic Fracing

AES has approximately thirty-eight miles of pipe and lay flat hose available for rental, as well as road crossings, fittings, plus various trucks and trailers to supply water to frac sites.





HIIT

OIL & GAS Requirement For Water

Given increasing costs, E&P companies are being forced to practice water management methodologies.

This is an underserved market segment, and competition is very fragmented.

Acording to a Chesapeake Energy factsheet (May 2012), **5 million gallons of water** are needed to drill and fracture a typical deep shale gas well. This amount of water would fill

7.5 OLYMPIC SIZE SWIMMING POOLS.



Increased Services To Customers In Current Footprint

Originally : Water Transfer To Site

- Paid on rental of above ground pipe, pumps, manifolds, etc.

Recently Added: Flow Back Services

- Sand, water, gas separation, and delivery to on-site tanks
- Paid on day rates for service crew and equipment

Future Step: On-site Water Recycling

- Per-barrel cleaning charge

Water Recycling Opportunities

Market Research firm Lux Research expects frac water clean-up market to **grow nine-fold to $9B in 2020.**

AES is positioned to offer significant value through on-site frac water recycling



AES is continually reviewing **new technologies for portable flow back water treatment.**

Sustained Competitive Edge

- Signed master services agreements from existing customers
- Commercialization supported by existing cash flow
- Cost-savings for customers through on-site service
- Partnerships with established water recycling providers
- Management and staff with extensive oilfield and water recycling experience

HIIT

AES Safety Services

Providing on-site contract certified safety consultants in state regulated areas for E&P companies

The Preferred Way For Many Oilfield Companies To Meet HSE Requirements

Turn-key Safety Services

This fast-growing division of HII Technologies is improving the way oilfield companies achieve their internal health, safety, and environment goals, as well as satisfy the increasing requirements placed upon them by federal and state governments.

AES Safety Services provides on-site safety personnel on a contract basis to our clients in the oilfield. AES-SS is the company some of the most respected names in energy rely upon to save them money while helping them meet the highest standards in health and safety.

Our revenue comes from:
On-Site Safety Training / Procedure Monitoring / Developing Customized HSE Programs
Compliance with Federal and State Testing Requirements

HIIT

Market Drivers For Safety Services

1. Trend continuing with state/federal regulations requiring full time on-site safety personnel

2. Many E & P companies trend toward outsourcing safety personnel

3. Mandated by companies to have health, safety, environment (HSE) presence

4. Obligation to employees to maintain HSE standards

5. Reduced on-site risks and liabilities

STP

SOUTH TEXAS POWER

Oilfield Portable Power Management
Solutions Company

HIIT

The Power Oilfield Companies Need,
Where They Need It, When They Need It

Mobile Power Solutions

More oilfield companies than ever are renting power equipment in order to keep up with their expanding production. With its full range of portable power solutions, STP is growing quickly as the need for on-demand power continues to increase throughout the Eagle Ford Shale and the expansion into other shale areas.

Our revenue comes from the rental of:
Diesel Generators / Natural Gas Generators
Light Towers / Safety Trailers / 24 Hour Service

STP Rental Equipment


STP
TR100


STP
2

How Does HIIT Support The Growth Of Its Subsidiaries?

1. Bringing in new technologies to operating units:

    Water – Pursuing recycling technologies for millions of gallons of flow back

    Power – Natural gas generator technologies

    Safety – New site control programs

2. Financial expertise to fund growth

3. Relationships in oilfield



Summary

- HIIT combines resources and knowledge to satisfy three essential needs of the oil and gas industry.
- Customers benefit from scalable solutions, reduced limitations, and added flexibility.
- Complementary partnerships give HIIT the competitive advantage through a variety of established and innovative technologies.